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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. (the "Company") of our reports dated February 23, 1998 relating to the Company's 1997 financial statements and related financial statement information which are included in the Company's Annual Report on Form 10-K dated March 5, 1998.

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
        (Puerto Rico))

     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
        Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
        Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
        Select Group of Eligible Employees)
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     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for
        a Select Group of Eligible Employees)

     Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-00863 (401(k) Savings & Incentive Plan)

     Registration Statement No. 333-13367 (Restricted Stock Plan For Former
        Employees of Hotchkis and Wiley)

     Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
        Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

     Registration Statement No. 333-18915 (Long Term Incentive Compensation
        Plan for Managers & Producers)

     Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
        Employees of Merrill Lynch Partnerships)

     Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)


Filed on Form S-3:

     Debt Securities

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-35456

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Registration Statement No. 33-42041

Registration Statement No. 33-45327

Registration Statement No. 33-49947

Registration Statement No. 33-51489

Registration Statement No. 33-52647

Registration Statement No. 33-60413

Registration Statement No. 33-61559

Registration Statement No. 33-65135

Registration Statement No. 333-13649

Registration Statement No. 333-25255

Registration Statement No. 333-28537

Registration Statement No. 333-44173

Medium Term Notes

Registration Statement No. 2-96315

Registration Statement No. 33-03079

Registration Statement No. 33-05125

Registration Statement No. 33-09910

Registration Statement No. 33-16165

Registration Statement No. 33-19820

Registration Statement No. 33-23605

Registration Statement No. 33-27594

Registration Statement No. 33-38879
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     Other Securities

     Registration Statement No. 33-33335 (Common Stock)

     Registration Statement No. 33-45777 (Common Stock)

     Registration Statement No. 33-55363 (Preferred Stock)

     Registration Statement No. 333-02275 (Long Term Incentive Compensation
       Plan)

     Registration Statement No. 333-16603 (TOPrS)

     Registration Statement No. 333-20137 (TOPrS)

     Registration Statement No. 333-24889 (LTIC and LTICPMP)

     Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

     Registration Statement No. 333-42859 (TOPrS)


/s/ Deloitte & Touche LLP


New York, New York
March 5, 1998